BROWN ADVISORY FUNDS

Brown Advisory Tactical Bond Fund
(the “Fund”)

Advisor Shares (BATBX)
Institutional Shares (Not Available for Sale)
Investor Shares (Not Available for Sale)

Supplement dated September 30, 2014
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2013, as amended on February 21, 2014, April 28, 2014, July 1, 2014 and July 18, 2014

Set forth below are certain changes to the Fund that are scheduled to take effect as of October 31, 2014:

1.	Change in the Name of the Fund

Effective as of October 31, 2014, the name of the Fund is being changed to the “Brown Advisory Strategic Bond Fund”.

2.	Change in the Fund’s Investment Objective

Effective as of October 31, 2014, the investment objective of the Fund will be to seek to achieve capital appreciation and income with a low correlation to interest rate movements.

3.	Change in the Fund’s Principal Investment Strategies

The Fund will continue to invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities. Besides continuing to invest in tax-exempt municipal bonds, corporate bonds (including junk bonds), U.S. Treasury bonds, Treasury Inflation Protected Securities (TIPS) and cash equivalents, effective as of October 31, 2014, the Fund will also be permitted to invest in non-U.S. dollar bonds, mortgage-backed securities, asset-backed securities, derivatives (including credit default swaps, other swaps, futures and options), bank loans and collateralized loan obligations.  Allocations to the Fund’s portfolio investments will continue to be made tactically, meaning that the Fund will hold such investments only as long as Brown Advisory, LLC believes the relative value is attractive, which at times may be a matter of days or weeks, rather than longer periods of time.

4.	Additional Portfolio Manager to be Added

Thomas D.D. Graff, the current Portfolio Manager of the Fund who has served since the Fund’s inception in 2011, will continue to serve as a Portfolio Manager of the Fund.  In addition, effective as of October 31, 2014, Robert H. Snyder will be added as a Portfolio Manager of the Fund.

5.	Investor Shares of the Fund to be Available for Purchase

Effective as of October 31, 2014, Investor Shares of the Fund will be offered for sale and may be purchased by investors eligible to invest in the Investor Shares. The ticker symbol for the Investor Shares of the Fund will be BIABX.

Investors should retain this supplement for future reference